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                                                                    Exhibit 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


      As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report included in the Annual Report on Form 10-K of Aspen Technology, Inc. for the fiscal year ended June 30, 1997 and to the reference to our firm in this Registration Statement.



                                                           ARTHUR ANDERSEN LLP

Boston, Massachusetts
November 3, 1997